UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 17, 2022

KINGSWAY FINANCIAL SERVICES INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-15204 (Commission File Number)	85-1792291 (IRS Employer Identification No.)

150 Pierce Rd., Itasca, IL 60143
(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (847) 871-6408

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	KFS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company         ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) On May 17, 2022, the Board of Directors (the “Board”) of Kingsway Financial Services Inc. (the “Company”), pursuant to its powers under the Company’s by-laws and certificate of incorporation and upon recommendation of the Nominating and Governance Committee of the Board (the “Governance Committee”), appointed Charles Frischer as a director, increasing the size of the Board from six to seven members. Mr. Frischer will serve as a director until the next annual meeting of the Company’s stockholders, at which time he will stand for election until the annual meeting of the Company’s stockholders following his election, or his earlier resignation, retirement or other termination of service. Upon recommendation of the Governance Committee of the Board, Mr. Frischer was also appointed to serve on the Audit Committee and the newly created Real Estate Committee.

The Board has determined that Mr. Frischer meets the standards of independence under the Company’s Standards for Director Independence, as well as applicable rules of the NYSE, the SEC and the Securities Exchange Act of 1934. There is no arrangement or understanding between Mr. Frischer and any other person pursuant to which she was selected as a director. There are no transactions since the beginning of the Company’s last fiscal year, or any currently proposed transactions, with the Company to which Mr. Frischer was or is to be a party, in which Mr. Frischer, or any member of his immediate family, has a direct or indirect material interest.

Mr. Frischer will initially receive prorated compensation based on the compensation otherwise payable to the Company’s other non-employee directors: an annual retainer of $80,000, paid quarterly.

The Company issued a press release on May 20, 2022 announcing the appointment of Mr. Frischer to the Company’s Board. The press release is filed herewith as Exhibit 99.1 and is being furnished and shall not be deemed filed for purposes of Section 18 of the Securities Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

The following exhibits are furnished as a part of this report:

Exhibit Number	Description
99.1	Kingsway Announces Expansion of Board - Appointment of New Director, dated May 20, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KINGSWAYFINANCIAL SERVICES INC.

Date: May 20, 2022	By:	/s/ Kent A. Hansen
Kent A. Hansen
Chief Financial Officer